                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      December 6, 2001
                                                      ----------------

                          GEORGIA-PACIFIC CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

           GEORGIA                           1-3506                      93-0432081
----------------------------                 ------                      ----------
(State or Other Jurisdiction               (Commission                  (IRS Employer
of Incorporation)                          File Number              Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA         30303
--------------------------------------------     --------------
  (Address of Principal Executive Offices)         (Zip Code)


Registrant's Telephone Number, including area code      (404) 652-4000
                                                        --------------

Item 5.   Other Events.
------    -------------

The following is qualified entirely by reference to our credit facilities filed as Exhibits 10.20 to 10.23 of our Annual Report on Form 10-K for the fiscal year ended December 30, 2000, their amendments filed as Exhibits 10.1 to 10.5 of our Current Report on Form 8-K for the report dated March 15, 2001, and the further amendments which are filed with this Current Report as Exhibits 10.1 to 10.3.

     Our credit facilities, described in Management's Discussion and Analysis in our Form 10-Q for the quarterly period ended September 29, 2001, contained certain restrictive covenants, including a maximum leverage ratio (Funded Indebtedness to EBITDA, as defined in the credit facilities) and a minimum net worth covenant. As of the Effective Date of each amendment (as defined in each amendment) our maximum leverage ratio was replaced with a new ratio, expressed as total debt to total capitalization (the "Leverage Ratio"). This new Leverage Ratio is calculated by dividing the Total Debt of the Company and its subsidiaries on a consolidated basis by the sum of (a) our Adjusted Net Worth on a consolidated basis plus (b) the aggregate amount of our Total Debt on a
                     ----
consolidated basis (as such defined terms are defined in the amendments). Our minimum net worth covenant has also been amended to provide adjustments for the benefit of (a) any Goodwill Amount (as defined in the amendments) and (b) the amount of adjustments to our Net Worth resulting from the redemption and exchange of the stock of The Timber Company (our former timber operations tracking stock) and the subsequent merger of our timber business with that of Plum Creek Timber Company, Inc. In connection with the two amendments to our existing financial covenants, the amended credit facilities include two new financial covenants, an Interest Coverage Ratio and a maximum total debt limitation. The Interest Coverage Ratio is calculated by dividing four-quarter trailing EBITDA by four-quarter trailing Interest Charges (as defined in the amendments). The maximum total debt limitation provides that until our Leverage Ratio falls below 65%, the Total Debt of the Company and its subsidiaries on a consolidated basis cannot exceed $13,065,000,000, which amount will be reduced by the Net Proceeds of Asset Sales (as such defined terms are defined in the amendments).

     The table below lists the new financial covenant requirements as of the Effective Date and the actual amounts as of September 29, 2001.

----------------------------------------------------------------------------------------------------------------------
Covenant                         Requirement As Of The Effective Date         Ratio or amount at September 29, 2001
----------------------------------------------------------------------------------------------------------------------
Leverage Ratio               Maximum 72.5% with step-downs to 65.0%                           70.09%
----------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio      Minimum 2.25-to-1, with step-ups to 3-to-1                        2.8x
----------------------------------------------------------------------------------------------------------------------
Maximum Total Debt           $13,065 million                                             $12,934 million*
----------------------------------------------------------------------------------------------------------------------
Minimum Net Worth            $4,815 million                                               $5,519 million*
----------------------------------------------------------------------------------------------------------------------

* For illustrative purposes only. The 4th quarter 2001 amounts will include adjustments for The Timber Company transaction referenced above.

     In addition to the above-noted financial covenant changes, the amendments to each of the credit facilities include other changes. The maturity date for our capital markets bridge facility has been extended to August 16, 2002. The letter of credit commitment in the multi-year revolving credit facility has been increased from $300,000,000 to $600,000,000; the amendment to the multi-year revolving credit facility includes a step-down of aggregate commitments under this facility of $250,000,000 each year starting on December 31, 2002 and ending on December 31, 2004 if our aggregate commitments (by virtue of optional reductions) are not less than or equal to $3,000,000,000. Furthermore, for each credit facility, the term "Indebtedness for Borrowed Money" has been revised to provide that, although Indebtedness for Borrowed

Money excludes all indebtedness or obligations of the Company arising under our Premium Equity Participating Security Units ("PEPs"), beginning on August 16, 2002, that term will include indebtedness arising under the PEPs Senior Deferrable Notes. In addition, a premium (the "Applicable Premium") will be added to each loan based on our Leverage Ratio at the end of each fiscal quarter. In connection with these amendments we have agreed to pay certain additional fees to our lenders.

Item 7.   Financial Statements, Pro Forma Financial Information
-------   -----------------------------------------------------
          and Exhibits.
          -------------

(c)  Exhibits
     --------
       10.1  Third Amendment, to Credit Agreement, dated as of December 5, 2001, by and among Georgia-Pacific Corporation, each of the Lenders (as defined in the
             Credit Agreement) and Bank of America, N.A., as Issuing Bank and as
             administrative agent for itself and the Lenders to the Credit Agreement
             (Multi-Year Revolving Credit Facility), dated as of November 3, 2000, as amended by (i) the First Amendment To Credit Agreement, dated as of January 26,
             2001 and (ii) the Second Amendment To Credit Agreement, dated as of March 15,
             2001.

       10.2  Second Amendment, to Credit Agreement, dated as of December 5, 2001, by and among Georgia-Pacific Corporation, each of the Lenders (as defined in the
             Credit Agreement) and Bank of America, N.A., as administrative agent for itself and the Lenders to the Credit Agreement (18-Month Revolving Credit Facility),
             dated as of November 3, 2000, as amended by the First Amendment To Credit Agreement, dated as of March 15, 2001.

       10.3  Second Amendment, to Credit Agreement, dated as of December 5, 2001, by and among Georgia-Pacific Corporation, each of the Lenders (as defined in the
             Credit Agreement) and Bank of America, N.A., as administrative agent for itself and the Lenders to the Credit Agreement (Capital Markets Bridge Facility),
             dated as of November 3, 2000, as amended by the First Amendment To Credit
             Agreement, dated as of March 15, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  December 12, 2001

                                         GEORGIA-PACIFIC CORPORATION


                                         By /s/ Kenneth F. Khoury
                                            ----------------------------------
                                                Kenneth F. Khoury
                                                Vice President, Deputy General
                                                 Counsel and Secretary

                          GEORGIA-PACIFIC CORPORATION

                           Exhibit Index to Form 8-K


Exhibit No.     Sequentially Numbered Description
-----------     ---------------------------------
10.1            Third Amendment, to Credit Agreement, dated as of December 5, 2001, by and among Georgia-Pacific Corporation, each of the Lenders (as defined in the
                Credit Agreement) and Bank of America, N.A., as Issuing Bank and as
                administrative agent for itself and the Lenders to the Credit Agreement
                (Multi-Year Revolving Credit Facility), dated as of November 3, 2000, as amended by (i) the First Amendment To Credit Agreement, dated as of January
                26, 2001 and (ii) the Second Amendment To Credit Agreement, dated as of
                March 15, 2001.

10.2            Second Amendment, to Credit Agreement, dated as of December 5, 2001, by and among Georgia-Pacific Corporation, each of the Lenders (as defined in the Credit Agreement) and Bank of America, N.A., as administrative agent for itself and the Lenders to the Credit Agreement (18-Month Revolving Credit
                Facility), dated as of November 3, 2000, as amended by the First Amendment To
                Credit Agreement, dated as of March 15, 2001.

10.3            Second Amendment, to Credit Agreement, dated as of December 5, 2001, by and among Georgia-Pacific Corporation, each of the Lenders (as defined in the
                Credit Agreement) and Bank of America, N.A., as administrative agent for itself and the Lenders to the Credit Agreement (Capital Markets Bridge
                Facility), dated as of November 3, 2000, as amended by the First Amendment
                To Credit Agreement, dated as of March 15, 2001.
